Exhibit 10.1

BEAR STEARNS MORTGAGE CAPITAL CORPORATION

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

As of November 30, 2004

NC Capital Corporation

18400 Van Karman

Suite 1000

Irvine, CA 92617

Attention: Mr. Richard Holguin

Re:	Master Repurchase Agreement between Bear Stearns Mortgage Capital Corporation and NC Capital Corporation dated as of October 31, 2003 (the “Agreement) and amended as of October 1, 2004 to include NC Residual II Corp, and New Century Credit Corporation

Dear Mr. Holguin:

This letter will confirm the mutual agreement between Bear Stearns Mortgage Capital Corporation and NC Capital Mortgage Corporation, NC Residual II Corp, and New Century Credit Corp, to extend the term of the Agreement as described in paragraph 21, “Non-assignability; Termination” to December 30, 2004. The extension shall be subject to the same terms and conditions as set forth in the Agreement.

Very truly yours,
BEAR STEARNS MORTGAGE CAPITAL CORPORATION

By:	/s/ Eileen M. Albus
Name:	Eileen M. Albus
Title:	Managing Director

AGREED AND ACCEPTED:
NC CAPITAL CORPORATION

BY:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	President